TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                              10 Edison Street East
                            Amityvile, New York 11707



                                                          As of November 1, 1996


Mr. Bennett W. Golub
c/o BlackRock Financial Management
345 Park Avenue, 30th Floor
New York, New York  10154

                     Re: Purchase Agreement dated as of October 17, 1996 by and among Technology Flavors & Fragrances, Inc. and the "Purchasers" named therein
                               -----------------------------------------------

Dear Mr. Golub:

          Reference is made to the Purchase Agreement dated as of October 17, 1996 (the "Purchase Agreement") by and among Technology Flavors & Fragrances, Inc., a Delaware corporation (the "Company") and the "Purchasers" named therein. Capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

          Pursuant to Section 22.9 of the Purchase Agreement, you will purchase from the Company a Convertible Note in the principal amount of $116,666.67, Class A Warrants to purchase 35,010 shares of the Company's Common Stock, $.01 par value, and Class B Warrants to purchase 12,156 shares of the Company's Common Stock, $.01 par value, for an aggregate purchase price of $117,138.33.

          By signing a copy of this letter where indicated below, you hereby become a party to the Purchase Agreement as a Purchaser, with the same effect as if executed by you on the Closing Date, and agree to be bound thereby.

          Please acknowledge your agreement to the foregoing by signing a copy of this letter where indicated below.

                                           TECHNOLOGY FLAVORS &
                                              FRAGRANCES, INC.

                                           By:/s/ Joseph A. Gemmo
                                              ----------------------
                                             Title:VP/CFO

AGREED:

/s/ Bennet W. Golub
-------------------------
BENNETT W. GOLUB

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                              10 Edison Street East
                            Amityvile, New York 11707


                                                          As of November 1, 1996


The Robert S. Kapito Family Trust
c/o Robert S. Kapito
BlackRock Financial Management
345 Park Avenue, 30th Floor
New York, New York  10154

                     Re: Purchase Agreement dated as of October 17, 1996 by and among Technology Flavors & Fragrances, Inc. and the "Purchasers" named therein
                               -----------------------------------------------

Gentlemen:

          Reference is made to the Purchase Agreement dated as of October 17, 1996 (the "Purchase Agreement") by and among Technology Flavors & Fragrances, Inc., a Delaware corporation (the "Company") and the "Purchasers" named therein. Capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

          Pursuant to Section 22.9 of the Purchase Agreement, you will purchase from the Company a Convertible Note in the principal amount of $116,666.66, Class A Warrants to purchase 35,010 shares of the Company's Common Stock, $.01 par value, and Class B Warrants to purchase 12,156 shares of the Company's Common Stock, $.01 par value, for an aggregate purchase price of $117,138.32.

          By signing a copy of this letter where indicated below, you hereby become a party to the Purchase Agreement as a Purchaser, with the same effect as if executed by you on the Closing Date, and agree to be bound thereby.

          Please acknowledge your agreement to the foregoing by signing a copy of this letter where indicated below.

                                           TECHNOLOGY FLAVORS &
                                              FRAGRANCES, INC.

                                           By:/s/ Joseph A. Gemmo
                                              ----------------------
                                              Title: VP/CFO

AGREED:

THE ROBERT S. KAPITO
   FAMILY TRUST

By:/s/ Robert S. Kapito
   -----------------------
   Robert S. Kapito, Trustee

                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
                              10 Edison Street East
                            Amityvile, New York 11707



                                                          As of November 1, 1996


Mr. Laurence D. Fink
c/o BlackRock Financial Management
345 Park Avenue, 30th Floor
New York, New York  10154

                     Re: Purchase Agreement dated as of October 17, 1996 by and among Technology Flavors & Fragrances, Inc. and the "Purchasers" named therein
                               -----------------------------------------------

Dear Mr. Fink:

          Reference is made to the Purchase Agreement dated as of October 17, 1996 (the "Purchase Agreement") by and among Technology Flavors & Fragrances, Inc., a Delaware corporation (the "Company") and the "Purchasers" named therein. Capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

          Pursuant to Section 22.9 of the Purchase Agreement, you will purchase from the Company a Convertible Note in the principal amount of $116,666.67, Class A Warrants to purchase 35,010 shares of the Company's Common Stock, $.01 par value, and Class B Warrants to purchase 12,156 shares of the Company's Common Stock, $.01 par value, for an aggregate purchase price of $117,138.33.

          By signing a copy of this letter where indicated below, you hereby become a party to the Purchase Agreement as a Purchaser, with the same effect as if executed by you on the Closing Date, and agree to be bound thereby.

          Please acknowledge your agreement to the foregoing by signing a copy of this letter where indicated below.

                                         TECHNOLOGY FLAVORS &
                                            FRAGRANCES, INC.

                                           By:/s/ Joseph A. Gemmo
                                              ----------------------
                                              Title: VP/CFO


AGREED:

/s/ Laurence D. Fink
-------------------------
LAURENCE D. FINK